Exhibit 21.1

Black Creek Industrial REIT Inc. Entities

(as of October 1, 2021)

ENTITY NAME	DOMESTIC JURISDICTION
BCI IV 1 Stanley Drive Holdco I LLC	Delaware
BCI IV 1 Stanley Drive Holdco II LLC	Delaware
BCI IV 1 Stanley Drive Holdco LLC	Delaware
BCI IV 1 Stanley Drive LLC	Delaware
BCI IV 7A DC LLC	Delaware
BCI IV 7A DC II LLC	Delaware
BCI IV 355 Logistics Center LLC	Delaware
BCI IV 395 DC LLC	Delaware
BCI IV 485 DC LLC	Delaware
BCI IV Acquisitions LLC	Delaware
BCI IV Addison DC II LLC	Delaware
BCI IV Airpark International Logistics Center LLC	Delaware
BCI IV Airport IC GP LLC	Delaware
BCI IV Airport IC LP	Delaware
BCI IV Arrow Route DC LLC	Delaware
BCI IV Auburn 167 IC LLC	Delaware
BCI IV Avenue B Industrial Center LLC	Delaware
BCI IV Bishops Gate DC LLC	Delaware
BCI IV BR LLC	Delaware
BCI IV Brodhead DC Holdco I LLC	Delaware
BCI IV Brodhead DC Holdco II LLC	Delaware
BCI IV Brodhead DC Holdco LLC	Delaware
BCI IV Brodhead DC LLC	Delaware
BCI IV Cameron BC LLC	Delaware
BCI IV Carlstadt IC LLC	Delaware
BCI IV Chicago IC LLC	Delaware
BCI IV Colony Crossing GP LLC	Delaware
BCI IV Colony Crossing LP	Delaware
BCI IV Commerce Farms Logistics Center LLC	Delaware
BCI IV Demarest DC LLC	Delaware
BCI IV Drew Court CC Holdco LLC	Delaware
BCI IV Drew Court CC Holdco I LLC	Delaware
BCI IV Drew Court CC Holdco II LLC	Delaware
BCI IV Drew Court CC LLC	Delaware
BCI IV Eaglepoint LC LLC	Delaware
BCI IV Edison DC LLC	Delaware
BCI IV Eldorado BP LLC	Delaware
BCI IV Etiwanda IC GP LLC	Delaware
BCI IV Etiwanda IC LP	Delaware
BCI IV Executive Airport DC II Holdco LLC	Delaware
BCI IV Executive Airport DC II LLC	Delaware
BCI IV Executive Airport DC III LLC	Delaware
BCI IV Fontana DC GP LLC	Delaware
BCI IV Fontana DC LP	Delaware

ENTITY NAME	DOMESTIC JURISDICTION
BCI IV Gilbert Commerce Park LLC	Delaware
BCI IV Gothard IC GP LLC	Delaware
BCI IV Gothard IC LP	Delaware
BCI IV Harvill Business Center GP LLC	Delaware
BCI IV Harvill Business Center LP	Delaware
BCI IV Harvill Industrial Center GP LLC	Delaware
BCI IV Harvill Industrial Center LP	Delaware
BCI IV Hayward Logistics Center LLC	Delaware
BCI IV Hebron Airpark Logistics Center LLC	Delaware
BCI IV I-80 DC LLC	Delaware
BCI IV Intermodal Logistics Center GP LLC	Delaware
BCI IV Intermodal Logistics Center LP	Delaware
BCI IV Iron Run DC LLC	Delaware
BCI IV Iron Run DC II Holdco LLC	Delaware
BCI IV Iron Run DC II Holdco I LLC	Delaware
BCI IV Iron Run DC II Holdco II LLC	Delaware
BCI IV Iron Run DC II LLC	Delaware
BCI IV Kelly Trade Center GP LLC	Delaware
BCI IV Kelly Trade Center LP	Delaware
BCI IV Kent IP LLC	Delaware
BCI IV King of Prussia Industrial Center LLC	Delaware
BCI IV Lanham DC LLC	Delaware
BCI IV LaPorte DC GP LLC	Delaware
BCI IV LaPorte DC LP	Delaware
BCI IV LC 33 Holdco LLC	Delaware
BCI IV LC 33 Holdco 1 LLC	Delaware
BCI IV LC 33 Holdco 2 LLC	Delaware
BCI IV Legacy Logistics Center LLC	Delaware
BCI IV Lima DC LLC	Delaware
BCI IV LOC Lender LLC	Delaware
BCI IV Lodi DC LLC	Delaware
BCI IV Logistics Center at 33 LLC	Delaware
BCI IV Madison DC LLC	Delaware
BCI IV Marigold DC GP LLC	Delaware
BCI IV Marigold DC LP	Delaware
BCI IV Mechanicsburg DC Holdco LLC	Delaware
BCI IV Mechanicsburg DC Holdco I LLC	Delaware
BCI IV Mechanicsburg DC Holdco II LLC	Delaware
BCI IV Mechanicsburg DC LLC	Delaware
BCI IV Medley IC LLC	Delaware
BCI IV Midway IC LLC	Delaware
BCI IV Miraloma IC GP LLC	Delaware
BCI IV Miraloma IC LP	Delaware
BCI IV Monte Vista IC GP LLC	Delaware
BCI IV Monte Vista IC LP	Delaware
BCI IV Nelson Industrial Center GP LLC	Delaware
BCI IV Nelson Industrial Center LP	Delaware

ENTITY NAME	DOMESTIC JURISDICTION
BCI IV Norcross Industrial Center LLC	Delaware
BCI IV North County Commerce Center GP LLC	Delaware
BCI IV North County Commerce Center LP	Delaware
BCI IV Northgate DC Holdco LLC	Delaware
BCI IV Northgate DC LLC	Delaware
BCI IV Ontario DC GP LLC	Delaware
BCI IV Ontario DC LP	Delaware
BCI IV Ontario IC GP LLC	Delaware
BCI IV Ontario IC LP	Delaware
BCI IV Operating Partnership LP	Delaware
BCI IV Otay Logistics Center LLC	Delaware
BCI IV Palm Beach CC LLC	Delaware
BCI IV Park 100 DC LLC	Delaware
BCI IV Peachtree DC LLC	Delaware
BCI IV Pennsy Logistics Center LLC	Delaware
BCI IV Performance DC GP LLC	Delaware
BCI IV Performance DC LP	Delaware
BCI IV Pescadero DC GP LLC	Delaware
BCI IV Pescadero DC LP	Delaware
BCI IV Pioneer DC LLC	Delaware
BCI IV Pioneer Parking Lot DC LLC	Delaware
BCI IV Pompano IC LLC	Delaware
BCI IV Port 146 DC GP LLC	Delaware
BCI IV Port 146 DC LP	Delaware
BCI IV Portfolio Real Estate Holdco LLC	Delaware
BCI IV Princess Logistics Center LLC	Delaware
BCI IV Property Management LLC	Delaware
BCI IV Quakerbridge DC LLC	Delaware
BCI IV Rancho Cucamonga BC GP LLC	Delaware
BCI IV Rancho Cucamonga BC LP	Delaware
BCI IV Renton DC LLC	Delaware
BCI IV Richmond Logistics Center LLC	Delaware
BCI IV Robbinsville DC LLC	Delaware
BCI IV Salt Lake City DC LLC	Delaware
BCI IV Salt Lake City DC II LLC	Delaware
BCI IV Services LLC	Delaware
BCI IV Silicon Valley IC LLC	Delaware
BCI IV Stockton DC GP LLC	Delaware
BCI IV Stockton DC LP	Delaware
BCI IV Stockton DC II GP LLC	Delaware
BCI IV Stockton DC II LP	Delaware
BCI IV Stockton Industrial Center GP LLC	Delaware
BCI IV Stockton Industrial Center LP	Delaware
BCI IV Stonewood LC Holdco LLC	Delaware
BCI IV Stonewood LC Holdco 1 LLC	Delaware
BCI IV Stonewood LC Holdco 2 LLC	Delaware
BCI IV Stonewood Logistics Center LLC	Delaware

ENTITY NAME	DOMESTIC JURISDICTION
BCI IV Tacoma CC LLC	Delaware
BCI IV Tacoma Logistics Center LLC	Delaware
BCI IV Totowa CC LLC	Delaware
BCI IV Tracy DC GP LLC	Delaware
BCI IV Tracy DC LP	Delaware
BCI IV Tracy DC II GP LLC	Delaware
BCI IV Tracy DC II LP	Delaware
BCI IV Tracy DC III LLC	Delaware
BCI IV Trade Zone IC LLC	Delaware
BCI IV TRS Corp.	Delaware
BCI IV Tuscany IC II GP LLC	Delaware
BCI IV Tuscany IC II LP	Delaware
BCI IV Upland DC LLC	Delaware
BCI IV Valencia IP GP LLC	Delaware
BCI IV Valencia IP LP	Delaware
BCI IV Valwood Crossroads DC GP LLC	Delaware
BCI IV Valwood Crossroads DC LP	Delaware
BCI IV West Valley DC II LLC	Delaware
BCI IV Weston BC LLC	Delaware
BCI IV York DC Holdco LLC	Delaware
BCI IV York DC Holdco I LLC	Delaware
BCI IV York DC Holdco II LLC	Delaware
BCI IV York DC LLC	Delaware
Black Creek Industrial REIT IV Inc.	Maryland
BTC I REIT B LLC	Delaware
IPT BTC I GP LLC	Delaware
IPT BTC I LP LLC	Delaware
IPT Real Estate Holdco LLC	Delaware
BC Industrial Exchange Manager LLC	Delaware
BC Industrial Exchange Master Tenant LLC	Delaware
BC Industrial Exchange Portfolio I DST	Delaware
BC Industrial Exchange Portfolio II DST	Delaware
BC Industrial Exchange Portfolio I Manager LLC	Delaware
BC Industrial Exchange Portfolio II Manager LLC	Delaware
BC Industrial Exchange Portfolio I Master Tenant LLC	Delaware
BC Industrial Exchange Portfolio II Master Tenant LLC	Delaware
BC Industrial Exchange Portfolio I TRS LLC	Delaware
BC Industrial Exchange Portfolio II TRS LLC	Delaware
BCIX 1031 Lender LLC	Delaware
BCIX 1031 Lender Portfolio I LLC	Delaware
BCIX 1031 Lender Portfolio II LLC	Delaware
Black Creek Industrial Exchange LLC	Delaware
BTC II CA Line Holdco LLC	Delaware
BTC II Holdco LLC	Delaware
BTC II Line Holdco LLC	Delaware
BTC II PA Allentown DC Holdco LLC	Delaware
BTC II PA Allentown DC II Holdco LLC	Delaware

ENTITY NAME	DOMESTIC JURISDICTION
BTC II PA Heritage Logistics Center Holdco LLC	Delaware
Build-to-Core Industrial Partnership II LP	Delaware
IPT Allentown DC LLC	Delaware
IPT Allentown DC II LLC	Delaware
IPT Aurora DC II LLC	Delaware
IPT Avenel DC Urban Renewal LLC	Delaware
IPT BTC II GP LLC	Delaware
IPT BTC II LP LLC	Delaware
IPT Douglas Hill Logistics Center LLC	Delaware
IPT Douglas Hill Logistics Center II LLC	Delaware
IPT Enterprise Business Center LLC	Delaware
IPT Florence West Urban Renewal LLC	Delaware
IPT Heritage Logistics Center LLC	Delaware
IPT Kingsbridge Business Center LLC	Delaware
IPT Lakewood Logistics Center I LLC	Delaware
IPT Lakewood Logistics Center II LLC	Delaware
IPT Lakewood Logistics Center III LLC	Delaware
IPT Lakewood Logistics Center IV LLC	Delaware
IPT Lakewood Logistics Center V LLC	Delaware
IPT Mercure Logistics Center LLC	Delaware
IPT Naperville DC LLC	Delaware
IPT Newark Airport Logistics Center Urban Renewal LLC	Delaware
IPT O’Hare DC III LLC	Delaware
IPT Perris DC III LLC	Delaware
IPT Railroad Logistics Center LLC	Delaware
IPT Richmond DC III LLC	Delaware
IPT Riverbridge Urban Renewal LLC	Delaware
IPT Riverside Logistics Center I LLC	Delaware
IPT Riverside Logistics Center II LLC	Delaware
IPT San Antonio Logistics Center LLC	Delaware
IPT Southmeadow DC LLC	Delaware
IPT Southpark Logistics Center LLC	Delaware
IPT Tualatin DC LLC	Delaware